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                                   FIRST FUNDS

                          TENNESSEE TAX-FREE PORTFOLIO

                       Supplement Dated September 1, 1999

     The following information supplements and should be read in conjunction with the information provided in the Portfolio's Prospectus dated July 30, 1999.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc., the Portfolio's Distributor, has reduced its voluntary waiver of 12b-1 fees applicable to Class III of the Portfolio from .10% to .00% of that Class' average net assets. This increases Class III's 12b-1 expenses from .40% to .50% of average net assets on an annual basis.

     Based on the change described above, the following data shall be inserted in lieu of the footnote for Class III below the table under the section, "FEES AND EXPENSES OF THE PORTFOLIO":

     ***/ The Trustees have agreed to limit the 12b-1 fees applicable to Class III shares to .50%.

     Also, the third sentence of the second paragraph under the section entitled "DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS" shall be deleted.